                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                                WFS FINANCIAL INC
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] Fee not required.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ________________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:

        ________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ________________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:

        ________________________________________________________________________

    (5) Total fee paid:

        ________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
        ________________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:
        ________________________________________________________________________

    (3) Filing Party:
        ________________________________________________________________________

    (4) Date Filed:
        ________________________________________________________________________

                                    WFS Logo

                                   23 PASTEUR
                            IRVINE, CALIFORNIA 92618

                                                                  March 28, 2000

Dear Shareholder:

     Your are encouraged to join us for WFS Financial Inc's ("WFS") Annual Meeting of Shareholders to be held at 11:00 a.m. on Tuesday, May 23, 2000, at our Corporate Headquarters here in Irvine, California. The Board of Directors and management will be reviewing a very successful 1999 and presenting strategies for WFS's continued success. You will have the opportunity to express your views and ask questions.

     The business items to be acted on during the meeting are listed in the Notice of Annual Meeting and are described more fully in the Proxy Statement. The Board of Directors has considered the proposals and recommends that you vote FOR them.

     Whether or not you plan to attend, we ask that you read the enclosed materials and complete, sign, date and return the proxy card in the enclosed envelope as soon as possible. Your vote, regardless of the number of shares you own, is important. If you attend the Annual Meeting, you may vote in person if you desire, even if you have previously mailed your proxy card.

     We look forward to seeing you at the meeting. On behalf of the Board of Directors of WFS, I want to thank you for your continued support and confidence.

                                          Sincerely,

                                          /s/ ERNEST S. RADY
                                          Ernest S. Rady
                                          Chairman of the Board

                                    WFS Logo

                                   23 PASTEUR
                            IRVINE, CALIFORNIA 92618
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 23, 2000

To the Shareholders of WFS Financial:

     The Annual Meeting of Shareholders of WFS Financial Inc, a California corporation, will be held at the Corporate Headquarters, 23 Pasteur, Irvine, California, on Tuesday, May 23, 2000, at 11:00 a.m., for the following purposes:

     1. To elect three Directors for terms expiring in 2002.

     2. To ratify the appointment of Ernst & Young LLP as the independent public accountants for WFS for fiscal 2000.

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has selected March 27, 2000, as the Record Date (the "Record Date") for the Annual Meeting. Those holders of record of WFS's Common Stock at the close of business on that date are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

     All shareholders are requested to complete, date and sign the enclosed proxy card promptly and return it in the accompanying postage prepaid self-addressed envelope, whether or not they expect to attend the Annual Meeting, in order to assure that their shares will be represented.

     Since mail delays occur, it is important that the proxy card be mailed well in advance of the Annual Meeting. Any shareholder giving a proxy has the right to revoke it at any time before it is voted. If you receive more than one proxy card because your shares are registered in different names or at different addresses, each proxy card should be signed and returned to ensure that all your shares will be properly voted.

                                          By Order of the Board of Directors

                                          Guy Du Bose
                                          Secretary

                                   IMPORTANT

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

     FOR BANKS, BROKERAGE HOUSES AND NOMINEE HOLDERS, REQUESTS FOR ADDITIONAL COPIES OF WFS'S PROXY MATERIALS SHOULD BE ADDRESSED TO GUY DU BOSE, ESQ., WFS FINANCIAL INC, 23 PASTEUR, IRVINE, CALIFORNIA 92618.

                                    WFS Logo

                                   23 PASTEUR
                            IRVINE, CALIFORNIA 92618
                            ------------------------

                                PROXY STATEMENT

          APPROXIMATE DATE PROXY MATERIAL FIRST SENT TO SHAREHOLDERS:
                                 MARCH 31, 2000

     This Proxy Statement constitutes the Proxy Statement of WFS Financial Inc, a California corporation, in connection with the solicitation of proxies by the Board of Directors of WFS for use at the Annual Meeting of Shareholders to be held on May 23, 2000, and any adjournments thereof (the "Meeting").

MEETING DATE AND LOCATION

     The Meeting to consider the business described below will be held on May 23, 2000, at 11:00 a.m., at the Corporate Headquarters, 23 Pasteur, Irvine, California 92618.

PURPOSES

     At the Meeting, the shareholders will consider and vote on proposals to (i) elect Class II Directors of WFS to serve until 2002, and (ii) ratify the appointment of Ernst & Young LLP as WFS's independent public accountants for fiscal 2000.

RECORD DATE; SHAREHOLDERS ENTITLED TO VOTE

     The close of business on March 27, 2000, is the Record Date for determination of the shareholders of WFS entitled to notice of and to vote at the Meeting. As of the Record Date there will be 28,423,338 shares of WFS's Common Stock outstanding, no par value, subject to such additional shares as may be exercised pursuant to stock options. No shares of any other class of stock are outstanding.

VOTE REQUIRED

     Each share of the Common Stock outstanding on the Record Date will be entitled to one vote with respect to approval of the various proposals submitted to the shareholders. Ratification of the appointment of Ernst & Young LLP as WFS's independent public accountants is not required to be submitted for shareholder approval and although shareholder approval is not binding, the Board of Directors has elected to seek ratification by the affirmative vote of a majority of the shares of Common Stock represented and voting at the Meeting.

MARKET VALUE OF STOCK

     As of Thursday, March 23, 2000, WFS Common Stock had a market price of $17.75 per share. The Common Stock of WFS is traded on the NASDAQ.

                     SOLICITATION AND REVOCATION OF PROXIES

     A form of proxy is being furnished by WFS to each shareholder, and, in each case, is solicited on behalf of the Board of Directors of WFS for use at the Meeting for the purposes stated in the Notice of Annual Meeting of Shareholders preceding this Proxy Statement. The entire cost of soliciting these proxies will be borne by WFS.

     Proxies duly executed and returned by shareholders and received by WFS before the Meeting will be voted FOR the election of Class II Directors specified herein and FOR the ratification of the appointment of Ernst & Young LLP as WFS's independent public accountants for fiscal 2000, unless a contrary choice is specified in the proxy. Where a specification is indicated as provided on the proxy card, the shares represented by the proxy will be voted and cast in accordance with the specification made. As to other matters, if any, to be voted upon, the person designated as proxy will take such actions as he or she, in his or her discretion, may deem advisable. The persons named as proxy and alternate were selected by the Board of Directors of WFS. Mr. Rady is Chairman of the Board of Directors and Ms. Schaefer is Vice Chairman of the Board of Directors and an officer of WFS.

     Your execution of the enclosed proxy will not affect your right as a shareholder to attend the Meeting and to vote in person. Any shareholder giving a proxy has a right to revoke it at any time by either (a) a later dated proxy,
(b) a written revocation sent to and received by the Secretary of WFS prior to the Meeting, or (c) attendance at the Meeting and voting in person.

                               VOTING SECURITIES

     As of the Record Date there will be 28,423,338 shares of WFS's Common Stock outstanding, subject to such additional shares as may be issued upon exercise of stock options. Only shareholders of record on the books of WFS at the close of business on the Record Date will be entitled to vote at the Meeting. Each share of the Common Stock is entitled to one vote.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     At the Annual Meeting, three nominees, Bernard E. Fipp, Stanley E. Foster and Duane A. Nelles are nominated for election as Class II Directors, each Director to serve until 2002 and until their successor is elected and qualified. Mr. Fipp has been a Director since 1995, Mr. Foster since 1998 and Mr. Nelles since 1995. The person named as proxy and their alternate in the accompanying proxy have advised WFS of their intention to vote shares covered by proxies received in favor of the election of the nominees named above, each of whom have consented to be named and have indicated their intent to serve if elected. If any nominee becomes unavailable for any reason, the proxy or their alternate in their discretion will vote for substitute nominees of the Board, unless otherwise instructed.

          THE BOARD OF DIRECTORS RECOMMENDS A FOR VOTE ON PROPOSAL 1.

     The following information is submitted concerning the Directors of WFS, including nominees for election, Bernard E. Fipp, Stanley E. Foster and Duane A. Nelles.
     ---------------------------------------------------------------------------

                                            DIRECTOR
          NAME OF DIRECTOR            AGE    SINCE             WFS FINANCIAL INC
-----------------------------------------------------------------------------------------
James R. Dowlan*....................  62      1995     Director
Bernard E. Fipp**...................  59      1995     Director
Stanley E. Foster**.................  72      1998     Director
Duane A. Nelles**...................  56      1995     Director
Ernest S. Rady*.....................  62      1995     Chairman of the Board of Directors
Howard C. Reese*....................  68      1995     Director
Joy Schaefer*.......................  40      1995     Vice Chairman, Director and Chief
                                                       Executive Officer

     ---------------------------------------------------------------------------

 * Class I Director, to serve until 2001.

** Class II Director, to serve until 2002.

     The following information is submitted concerning each of the Directors:

     JAMES R. DOWLAN has been a Director since 1995 and was Senior Executive Vice President of the company from 1995 through January, 1999. He started as Senior Vice President of Western Financial Bank ("Bank") in 1984 and then as Executive Vice President of the Bank from 1989 until the Auto Finance Division of the Bank was combined into WFS, its subsidiary, in 1995. He also served as Chairman of the Board of Western Financial Insurance Agency, Inc., and Chairman of Westhrift Life Insurance Company, subsidiaries of the Bank; and President and CEO of WFS Financial Auto Loans, Inc., and WFS Financial Auto Loans 2, Inc., subsidiaries of WFS. Prior to his association with the Bank, Mr. Dowlan was Vice President, Loan Administration of Union Bank where he held several positions since 1973. He served for several years on the National Advisory Board, American Bankers Association and the Consumer Lending Committee of the California Bankers Association. He is a graduate of the Pacific Coast Banking School, University of Washington.

     BERNARD E. FIPP has been a Director of WFS since 1995. Mr. Fipp graduated from the University of Oregon and served five years as a carrier-based naval aviator/officer and two years as a commercial pilot for United Airlines before beginning his business career. Mr. Fipp has been active in commercial real estate development, general contracting, real estate acquisition and marketing since 1976. Investments in automobile dealerships in 1988 brought him into the retail automobile industry where he acted as president of Ritchey-Fipp Chevrolet for six years and served as president of the San Diego County Chevrolet Dealer's Association and Chairman of the San Diego County New Car Dealer's Association. Mr. Fipp is president of Fipp Investments LLC, a real estate acquisition, management and development company.

     STANLEY E. FOSTER has been President and Chief Executive Officer of Foster Investment Corporation and its predecessor, Ratner Corporation, a real estate and venture capital investment company headquartered in San Diego, California, since 1954. Mr. Foster also serves as a director Postal Annex Plus, Inc.; Accucom, Inc.; Cartronics, Inc.; Arborvita LLC; and Hot Topic, Inc. Mr. Foster has been a director of WFS since 1998.

     DUANE A. NELLES has been a Director of WFS since 1995. Mr. Nelles has been in the private, personal investment business since 1987. Prior to 1987, Mr. Nelles was a partner in the international accounting firm which is now known as Coopers & Lybrand L.L.P., which he joined in 1968 after receiving his M.B.A. degree from the University of Michigan. Since 1988, Mr. Nelles has been a member of the board of directors of QUALCOMM, Inc., a world leader in digital wireless communications.

     ERNEST S. RADY is Chairman of the Board of WFS, a second tier subsidiary of Westcorp, since 1995. He has also served as Westcorp's Chairman of the Board and Chief Executive Officer since 1982 and its President from 1982 to 1999. He has also Chairman of the Board, since 1992, a director since 1982, and Chief Executive Officer from 1994 to early 1996 and again, from 1998 to present, of Western Financial Bank, the parent of WFS. Mr. Rady is a principal shareholder, manager and consultant to a group of companies engaged in real estate management and development; property and casualty insurance; oil and gas exploration and development; and beverage distribution.

     HOWARD C. REESE, a Director, joined the company in 1987 as President and Chief Executive Officer of Westcorp Financial Services, Inc. (now WFS). He retired as President and CEO in 1996, and continues to serve in a consulting capacity. He began his career in consumer finance with Household Finance Corporation in 1953 where he managed several branch offices in southern California. In 1963, he joined Fireside Thrift Company as a manager. He progressed through the ranks as Supervisor, Assistant Vice President and Regional Director, and ultimately to Operations Vice President in charge of 73 branch offices within the State of California.

     JOY SCHAEFER is Chief Executive Officer and Vice Chairman of the Board of Directors of WFS. She served first as Senior Vice President, Chief Financial Officer and Treasurer of the Bank since

March, 1992, and was elected Executive Vice President in January, 1994; and Chief Operating Officer and Senior Executive Vice President in December, 1994. She was elected President of WFS in February, 1996 and Chief Executive Officer in December, 1997. Ms. Schaefer joined the Bank on January 1, 1990, as Assistant Vice President and Assistant Treasurer. Prior to her association with the Bank, she was a manager in the financial institutions group now known as Ernst & Young LLP, in the Long Beach, California and Springfield, Illinois offices, and with Illinois National Bank in Springfield, Illinois. Ms. Schaefer also held various positions with Liberty National Bank in Oklahoma City, Oklahoma, from 1985 to 1988.

COMMITTEES OF THE BOARD

     WFS has a standing Audit Committee, consisting at present of Bernard E. Fipp, Stanley E. Foster and Duane A. Nelles (Chairman). The functions of the Audit Committee are to make recommendations to the Board with respect to the engagement of WFS's independent public accountants; to review the effectiveness of WFS's systems of internal controls; and to review, upon the request of management, professional services to be provided to WFS by outside auditors. WFS has contracted with its outside auditors to perform expanded audit procedures previously performed by an internal audit department. The Audit Committee held four meetings in 1999.

     WFS has a standing Compensation Committee whose current members are Bernard
E. Fipp, Stanley E. Foster (Chairman) and Duane A. Nelles. The Compensation Committee reviews and approves recommendations for annual salaries of employees (hereinafter referred to as "associates") paid by WFS and reviews and sets the levels of compensation of senior management, as well as establishing policies applicable to, performance related to, and basis for compensation. The Compensation Committee held two meetings during 1999.

     The Executive Committee has the powers of the Board of Directors except as precluded by law and WFS's bylaws. The Executive Committee was comprised of Messrs. Dowlan and Rady (Chairman) and Ms. Schaefer during 1999. While the Executive Committee did not meet formally during 1999, they conducted business by written consent on three occasions and discussed business matters on an as needed basis by telephone throughout the year.

MEETINGS OF THE BOARD

     The Board of Directors of WFS held a total of nine meetings during 1999. All directors have attended at least 77% of the meetings of the Board of Directors.

COMPENSATION OF DIRECTORS

     Each director who is not also an officer of WFS, or any of its subsidiaries, received $4,500 per quarterly Board meeting and $2,250 for non-quarterly Board meetings attended, and $1,000 for each committee meeting which is not held in conjunction with a Board meeting. Directors who are also officers of WFS, or any of its subsidiaries, are not compensated for their services as directors. Directors who attend a WFS and Westcorp board meeting on the same day are compensated for only one of the two meetings.

                                   PROPOSAL 2

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     Upon recommendation of the Audit Committee, the international accounting firm of Ernst & Young LLP, certified public accountants, serves WFS as its auditors at the direction of the Board of Directors of WFS. One or more representatives of Ernst & Young LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

     This matter is not required to be submitted for shareholder approval, and although shareholder approval is not binding, the Board of Directors has elected to seek ratification of the appointment of Ernst & Young LLP by the affirmative vote of a majority of the shares represented and voted at the Meeting.

          THE BOARD OF DIRECTORS RECOMMENDS A FOR VOTE ON PROPOSAL 2.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following information is provided with respect to the executive officers of WFS who are not directors. Some officers providing services to WFS are employed by related companies of WFS, and provide those services at fair market value to WFS, while also serving as officers of WFS.
--------------------------------------------------------------------------------

                                                                                               OFFICER
NAME                                                    POSITION                         AGE   SINCE*
------------------------------------------------------------------------------------------------------
Richard G. Banes...............  Senior Vice President, Director of Audit Services       42     1999
Guy Du Bose....................  Senior Vice President, General Counsel and Secretary    45     1995
Donna J. Lesch.................  Executive Vice President, Director of Human             40     1998
                                 Performance
Dawn M. Martin.................  Executive Vice President, Chief Information Officer     40     1997
Dennis Morris..................  Senior Vice President, Chief Credit Officer             35     1998
Cathy Mungon...................  Senior Vice President, Director of Operations           49     1995
Mark Olson.....................  Senior Vice President, Controller                       36     1995
J. Keith Palmer................  Senior Vice President, Treasurer                        39     1995
Richard W. Stephan.............  Executive Vice President, Chief Technology Officer      61     1994
Lee A. Whatcott................  Senior Executive Vice President, Chief Financial        40     1992
                                 Officer
Thomas Wolfe...................  President, Chief Operating Officer                      40     1998

--------------------------------------------------------------------------------

* Officer of WFS, Westcorp or the Bank.

     The following is a brief account of the business experience of each executive officer who is not a director.

     RICHARD G. BANES joined WFS in May 1999 and serves as Senior Vice President, Director of Audit Services. Mr. Banes received his B.S. degree in Accounting from Arizona State University. He is a licensed Certified Public Accountant in the state of California and is a member of the American Institute of Certified Public Accountants and the Institute of Internal Auditors. Prior to joining WFS, Mr. Banes was the Director of Management Audit from 1996 to 1999 for Avco Financial Services, a worldwide sub-prime consumer finance and auto lending company. From 1993 to 1996 he was Audit Director for First Interstate Bank, a major U.S. bank that was acquired in 1996 by Wells Fargo Bank. Prior to First Interstate, Mr. Banes was a financial services audit professional at Ernst & Young LLP.

     GUY DU BOSE is Senior Vice President, General Counsel and Secretary of WFS and the Bank; and Vice President, General Counsel and Secretary of Westcorp. He started as Vice President and Legal Counsel of the Bank in November, 1992. Prior to his association with the Company, Mr. Du Bose was Chief Operating Officer and General Counsel of Guardian Federal Savings, Senior Vice President and General Counsel of Mercury Federal Savings and Loan Association and Corporate Counsel of Southern California Savings. He earned a B.A. from USC, a J.D. from Whittier College and LL.M. from Cambridge University. Mr. Du Bose is an active member of the California State Bar Association and a member of various professional associations.

     DONNA J. LESCH serves as Executive Vice President, Director of Human Performance. The Human Performance team is responsible for payroll, compensation and benefit programs, associate relations, career development programs, the development and delivery of training, documentation/ forms, corporate communications and supports associates in project management. Ms. Lesch has over 20 years experience in the training, management and organizational development arena. In 1995 she joined WFS, a subsidiary of the Bank. Previous to joining WFS, from 1990 to 1995, she managed training functions at American Savings Bank and before that, at Executrain. She graduated from the University of Washington with a B.A. in Psychology/Education.

     DAWN M. MARTIN is Executive Vice President and Chief Information Officer at WFS. Ms. Martin joined WFS in April, 1997 as Senior Vice President, Manager of Network Computing. In February, 1998 she was named Manager of Business Unit Support. Prior to joining WFS, Ms. Martin was Senior Vice President and System Integration Officer at American Savings Bank where she was employed from 1984 to 1997. Ms. Martin has more than 20 years of experience in Information Technology within the financial services industry.

     DENNIS MORRIS, Senior Vice President and Chief Credit Officer, has been with WFS since January of 1998. His background includes over 10 years experience in national indirect automotive finance and leasing with American Honda Finance Corporation and Nissan Motor Acceptance Corporation. Among the many positions held within these companies, Dennis was responsible for implementation of first generation, custom developed credit scoring technology and risk based pricing in both centralized and regionalized processing environments. He holds a B.S. degree in Accounting from San Diego State University.

     CATHY MUNGON has been Senior Vice President and Director of Operations since 1999 after becoming Vice President of Financial Business Systems Support and Operations for WFS in 1995. Ms. Mungon's career with the company began in 1981 when she joined the Bank as a member of the Systems/Training Department. She was promoted to Assistant Vice President in 1985. In 1992 she was promoted to Vice President of Systems/Training and Operations Support. Prior to joining the company, Ms. Mungon was a training manager for Morris Plan and, previous to Morris Plan, Nationwide Finance. Ms. Mungon has 28 years of consumer finance experience.

     MARK OLSON has served as our Controller since 1995 and was named Senior Vice President in 1997. He also serves as Senior Vice President and Controller of the Bank. He joined the Bank in 1991 as Accounting Systems Director. Prior to joining the Bank, Mr. Olson was employed by what is now known as Ernst & Young LLP. Mr. Olson is a licensed Certified Public Accountant in California and is a member of the American Institute of Certified Public Accountants.

     J. KEITH PALMER has served as Senior Vice President and Treasurer of WFS since 1995 and of the Bank since 1993. He also serves as Vice President and Treasurer of Westcorp. Prior to joining the Bank in 1993, Mr. Palmer served as a Capital Markets Examiner with the Office of Thrift Supervision from 1991 to 1993. From 1986 to 1991, Mr. Palmer served in various capacities with the Office of Thrift Supervision. Mr. Palmer has worked in the banking industry for 15 years.

     RICHARD W. STEPHAN has served as a WFS Executive Vice President since 1996 and as Chief Technology Officer since 1999, after serving as Chief Information Officer from 1996 to 1998. He is also Senior Vice President and Chief Technology Officer of Westcorp, and Executive Vice President and Chief Technology Officer of the Bank. Mr. Stephan has over 25 years of experience in the information technology field with the last 20 years in the financial institution services industry. Prior to his association with WFS, Mr. Stephan was an Executive Vice President of FiServ, Inc., a major provider of information services to the banking industry and he was a partner with the company now known as Ernst and Young LLP, where he managed the consulting practice for the Western Region, served as the Senior Technology Partner for the firm for the banking industry and was a member of the planning committee for the firm-wide banking practice. Mr. Stephan is a member of the Chief Information Officer National Association and is a Certified Systems Professional.

     LEE A. WHATCOTT has served as Senior Executive Vice President since 1999 and Chief Financial Officer of WFS since 1994. He also serves as Senior Executive Vice President and Chief Financial Officer of the Bank. Mr. Whatcott joined the company in 1988 and became Vice President and Controller in 1992, Senior Vice President in 1995 and Executive Vice President in 1996. Prior to joining the company, he was employed by what is now known as Ernst & Young LLP, an international accounting firm. He is licensed as a Certified Public Accountant in the state of California and is a member of the American Institute of Certified Public Accountants.

     THOMAS WOLFE became President and Chief Operating Officer of WFS in March, 1999. He previously served as Executive Vice President and National Production Manager for WFS since April of 1998. Prior to joining WFS, he held the position of National Production Manager at Key Auto Finance, where he oversaw the production of the indirect auto finance business which included prime, sub-prime, leasing and commercial lending. Mr. Wolfe has been in the auto finance and consumer credit industry since 1982. He previously held positions with Citibank, Inc., and General Motors Acceptance Corporation. He graduated from Oregon State University in 1981 with a degree in finance.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table discloses compensation received for the three fiscal years ended December 31, 1999, by WFS's Chairman of the Board and Chief Executive Officer, and the next four most highly compensated executive officers in 1999.

                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

                                                                            LONG-TERM COMPENSATION
                                                                        ------------------------------
                                                                        WESTCORP     WFS
                                           ANNUAL COMPENSATION(1)        STOCK      STOCK
                                       ------------------------------   OPTIONS    OPTIONS     AWARDS       ALL OTHER
  NAME AND PRINCIPAL POSITION    YEAR   SALARY    BONUS(2)   OTHER(3)   (SHARES)   (SHARES)   (SHARES)   COMPENSATION(4)
------------------------------------------------------------------------------------------------------------------------
Ernest S. Rady.................  1999  $275,000   $250,000   $ 77,361    30,000          0        0          $60,765(5)
  Chairman of the Board of       1998   420,000          0    209,135    48,419(6)  21,198(7)     0           21,999
  Directors                      1997   420,000          0          0    50,000          0        0           33,875
Joy Schaefer...................  1999   315,000    225,000     20,684    25,000          0        0           46,454(8)
  Chief Executive Officer and    1998   315,000     75,000     70,616    21,145(6)  16,958(7)     0            9,117
  Vice Chairman of the Board     1997   268,740     80,622    152,109    15,000     35,000        0           24,540
  of WFS; Chief Operating
  Officer and Senior Executive
  Vice President of the Bank;
  President and Chief Operating
  Officer of Westcorp
Thomas Wolfe...................  1999   256,727    195,000      4,256    20,000          0        0           36,207(9)
  President and Chief Operating  1998   136,410     88,772          0         0     15,467(7)     0                0
  Officer of WFS; Executive      1997       N/A        N/A        N/A       N/A        N/A      N/A              N/A
  Vice President of the Bank;
  Senior Vice President of
  Westcorp
Lee A. Whatcott................  1999   225,000    115,000     28,135    12,000          0        0           38,514(10)
  Senior Executive Vice          1998   200,000     56,100          0    14,772(6)   5,870(7)     0           10,165
  President and Chief            1997   175,000     58,275          0    11,000     11,000        0           21,586
  Financial Officer of WFS and
  the Bank; Executive Vice
  President and Chief Financial
  Officer of Westcorp
Richard W. Stephan.............  1999   189,000     46,800     95,835         0          0        0           31,575(11)
  Executive Vice President and   1998   189,000     43,376          0     8,397(6)       0        0            7,312
  Chief Technology Officer of    1997   180,000     36,000          0     7,000          0        0           19,462
  WFS and the Bank; Senior Vice
  President and Chief
  Technology Officer of
  Westcorp

--------------------------------------------------------------------------------
 (1) The compensation of Ms. Schaefer, Messrs. Stephan, Whatcott and Wolfe was paid by WFS. The compensation for Mr. Rady was paid by Westcorp. Compensation for officers that are officers of more than one company are allocated as part of a management agreement based upon time spent.

 (2) 1997 and 1998 Bonus restated for comparison using bonus earned in the year indicated and payable the following year.

 (3) Includes the spread between market price and exercise price on WFS or Westcorp options exercised.

 (4) Includes above market preferential interest accrued on salary deferral by executive under deferred compensation plans, plus Company contribution to EDP4 in 1997 and 1998 (described below), 401(k) and ESOP. A contribution of $6,974,554 was funded for 1999 to the Savings Plan (401(k) and ESOP) which benefits other associates in addition to those named in the Table. The Plan is described below.

 (5) Includes $10,313 in accrued above-market earnings on deferred compensation, $19,508 employer contribution to 401(k)/ESOP Plan and $30,944 partial reimbursement of taxes incurred on the exercise of non-qualified stock options.

 (6) Stock options for shares of Westcorp, the parent company, were awarded in 1998 pursuant to a stock repricing program and exercisable in the future.

 (7) Stock options for shares of WFS were awarded in 1998 pursuant to a stock repricing program and exercisable in the future.

 (8) Includes $34,224 in accrued above-market earnings on deferred compensation plus $12,230 employer contribution to 401(k)/ESOP Plan.

 (9) Includes $26,181 in accrued above-market earnings on deferred compensation plus $10,026 employer contribution to 401(k)/ESOP Plan.

(10) Includes $25,266 in accrued above-market earnings on deferred compensation plus $13,248 employer contribution to 401(k)/ESOP Plan.

(11) Includes $20,430 in accrued above-market earnings on deferred compensation plus $11,145 employer contribution to 401(k)/ESOP Plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information on Westcorp option grants to the Named Executive Officers in fiscal 1999. There were no WFS option grants in fiscal 1999.
--------------------------------------------------------------------------------

                                                                                      POTENTIAL REALIZED
                                                                                       VALUE AT ASSUMED
                                           PERCENTAGE OF                               ANNUAL RATES OF
                                           TOTAL OPTIONS   EXERCISE OR                STOCK APPRECIATION
                               WESTCORP     GRANTED TO     BASE PRICE                  FOR OPTION TERM
                               OPTIONS     ASSOCIATES IN   (PER SHARE)   EXPIRATION   ------------------
            NAME              GRANTED(1)    FISCAL 1999        ($)          DATE       5%($)     10%($)
--------------------------------------------------------------------------------------------------------
Ernest S. Rady..............    30,000           11%          12.67       04/27/06    154,739   360,607
Joy Schaefer................    25,000            9%          12.67       04/27/06    128,949   300,506
Richard W. Stephan..........         0          N/A             N/A            N/A        N/A       N/A
Lee A. Whatcott.............    12,000            4%          12.67       04/27/06     61,896   144,243
Thomas Wolfe................    20,000            7%          12.67       04/27/06    103,159   240,405

--------------------------------------------------------------------------------
(1) Options were each granted at the market price of the stock at the date of the grant.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following table provides information on aggregated option exercises in the last fiscal year and fiscal year-end option values in 1999 for the Named Executive Officers.
--------------------------------------------------------------------------------

                                                               NUMBER OF                 VALUE OF
                                                              UNEXERCISED               UNEXERCISED
                                                             WESTCORP("W")             IN-THE-MONEY
                       NUMBER OF WESTCORP                      OPTIONS/                WESTCORP("W")
                       SHARES ACQUIRED ON                      WFS("WF")             OPTIONS/WFS("WF")
                         EXERCISE ("W")                         OPTIONS                   OPTIONS
                         NUMBER OF WFS       VALUE          AT 12/31/99(#)            AT 12/31/99($)
                       SHARES ACQUIRED ON   REALIZED       EXERCISABLE("E")/         EXERCISABLE("E")/
        NAME            EXERCISE ("WF")      ($)(1)       UNEXERCISABLE("U")        UNEXERCISABLE("U")
--------------------------------------------------------------------------------------------------------
Ernest S. Rady               9,096(W)       77,361(W)         19,460 E(W)                36,974 E(W)
                                 0(WF)           0(WF)        58,959 U(W)               109,922 U(W)
                                                              15,898 E(WF)              225,633 E(WF)
                                                               5,300 U(WF)               75,220 U(WF)
Joy Schaefer                 2,756(W)       20,684(W)         19,203 E(W)                38,334 E(W)
                                 0(WF)           0(WF)        35,342 U(W)                65,400 U(W)
                                                              22,056 E(WF)              313,030 E(WF)
                                                              13,580 U(WF)              192,734 U(WF)
Richard Stephan             11,025(W)       95,835(W)          9,317 E(W)                18,627 E(W)
                                 0(WF)           0(WF)         3,280 U(W)                 6,232 U(W)
                                                                   0 E(WF)                    0 E(WF)
                                                                   0 U(WF)                    0 U(WF)
Lee A. Whatcott              3,308(W)       28,135(W)         13,425 E(W)                26,432 E(W)
                                 0(WF)           0(WF)        17,547 U(W)                32,500 U(W)
                                                               2,935 E(WF)               41,655 E(WF)
                                                               2,935 U(WF)               41,655 U(WF)
Thomas Wolfe                     0(W)            0(W)              0 E(W)                     0 E(W)
                               300(WF)       4,256(WF)        20,000 U(W)                36,600 U(W)
                                                               3,641 E(WF)               51,675 E(WF)
                                                              11,826 U(WF)              167,840 U(WF)

--------------------------------------------------------------------------------

(1) Value of exercise of options based on the closing price on the New York Stock Exchange of Westcorp Common Stock on December 31, 1999 ($14.50) and the closing price on NASDAQ of WFS Common Stock on December 31, 1999 ($21.125).

EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

     Of the executive officers named in the Summary Compensation Table, only Ms. Schaefer and Mr. Whatcott are subject to written employment agreements. Ms. Schaefer's employment agreement is with WFS, while Mr. Whatcott's employment agreement is with both Westcorp and WFS. Both agreements were executed as of February 27, 1998 and are similar as to their terms and conditions. Each agreement establishes an initial base salary subject to annual review and provides to Ms. Schaefer and Mr. Whatcott the same basic benefits otherwise offered to those executive officers with whom no written employment agreement exists. Both employment agreements also provide that if, as a result of or following a change of control, Ms. Schaefer or Mr. Whatcott are terminated other than for cause or are required to relocate they will be entitled to two years' compensation, based upon the average of their salary and bonus for the three calendar years preceding the triggering event. Both employment agreements may be terminated by the employer at any time for cause.

CERTAIN BENEFITS

COMPENSATION PURSUANT TO BANK AND WESTCORP BENEFIT PLANS

     During 1999, WFS's Executive Officers participated in various benefit plans maintained by the Bank and Westcorp, as described in further detail below. WFS does not currently maintain any benefit plans independent of those discussed below as maintained by the Bank and Westcorp, except for the WFS Plan.

EXECUTIVE DEFERRAL PLANS

     Certain senior Executives of WFS are eligible to participate in Westcorp's various Executive Deferral Plans.

     Effective August 1, 1985, Westcorp established an Executive Deferral Plan ("EDP") for certain senior executives of Westcorp and its subsidiaries, as determined by the Board of Directors. A participant in the EDP may defer a portion of their compensation from a minimum of $2,000 a year to a maximum of 75% of their gross annual salary. The employer matches contributions up to 5% of a participant's annual salary, excluding bonus. After the seventh year of participation, there is a mandatory lump sum distribution to the participant of the first four years' deferrals with interest thereon at Moody's Investors Service Seasoned Corporate Bond Rate (the "Moody's Rate") plus 3%. Upon retirement following not less than 10 years participation in the EDP and the attainment of at least age 65, a participant's account will yield a compound interest rate equal to the Moody's Rate plus 8%. A participant's account balance is (i) the employer's contribution and (ii) deferrals for the fifth and subsequent years of participation. Retirement benefits are paid out over a 15-year period.

     Benefits owing under the EDP are paid by the employer through borrowings against or proceeds from insurance policies on the lives of the participants purchased by the employer.

     Effective September 1, 1988, Westcorp established a second Executive Deferral Plan ("EDP2") for certain participating executives as determined by its Board of Directors. A participant in EDP2 may defer a portion of compensation from a minimum of $2,000 a year to a maximum of 5% of base annual salary, excluding bonus. The employer matches contributions up to 5% of a participant's base annual salary, excluding bonus. Interest is credited to a participant's account at Moody's Rate plus 5%.

     Benefits provided by EDP2 are paid by the employer through borrowings against or proceeds from insurance policies on the lives of the participants purchased by the employer.

     Effective May 1, 1992, Westcorp established a third Executive Deferral Plan ("EDP3") for certain participating executives as determined by its Board of Directors. A participant may defer a portion of compensation from a minimum of $2,000 a year to a maximum of 10% of base annual salary. There is no employer match in EDP3, unlike EDP1 and EDP2. Interest is credited to a participant's account at the Moody's Rate. Participant's first year's contribution plus interest will be distributed beginning in the sixth year. Participant's second year's contribution plus interest will be distributed in year seven and so on. If a participant terminates employment, he receives all deferrals plus interest.

     Effective September 1, 1995, Westcorp established a fourth Executive Deferral Plan ("EDP4") for certain participating executives as determined by the Board of Directors. A participant in EDP4 may defer a portion of compensation from a minimum of $2,000 per year to a maximum of 10% of base annual salary. There may be an employer match in EDP4 at the discretion of the Board of Directors.

     Additionally, associates required to take distribution from earlier EDP plans, may elect, under EDP3 and EDP4, to defer an additional amount up to the distribution they are required to take. This additional deferral is not eligible for any employer matching provisions.

     All deferrals are eligible for interest payments and interest is credited to a participant's account at the Moody's Rate. Participant's distributions are intended to occur upon retirement following not less than 5 years of participation in the EDP and the attainment of at least age 65, or upon termination of employment. Participants receiving distributions can elect to receive them paid out over five, ten or fifteen years or in a lump sum option. The Plan was amended in 1997 to allow greater flexibility in changing retirement elections in the year prior to planned retirement.

STOCK OPTION PLANS

     1991 STOCK OPTION PLAN. The Westcorp stock option plan was adopted by the Board of Directors of Westcorp in April, 1991, and approved by its shareholders in May, 1991, (the "1991 Stock Option Plan"). As amended in 1999, associates and directors of Westcorp, the Bank and WFS, and associates of its other subsidiaries are eligible to participate under the 1991 Stock Option Plan. The 1991 Stock Option Plan is administered by the Westcorp Compensation Committee and, in such capacity, the committee selects associates and directors to whom options are to be granted and the number of shares to be granted based on established criteria. No further options may be granted under the 1991 Stock Option Plan after April 15, 2001.

     Options granted under the 1991 Stock Option Plan may be either "incentive stock options" or "non-qualified options" within the meaning of the Internal Revenue Code ("the Code"). However, only non-qualified options may be granted to directors who are not also associates. The term of the options may not exceed 10 years from the date of grant. However, optionees who own, prior to a grant, directly or indirectly, 10.0% or more of the outstanding Common Stock of Westcorp, may not be granted "incentive stock options" with a term greater than 5 years. Options may be terminated earlier, however, in the event of the death or disability of the optionee or the optionee ceasing to perform services for Westcorp or its subsidiaries as provided in the 1991 Stock Option Plan. The options are also subject to all of the other terms and conditions of the written stock option agreement between the optionee and Westcorp. In 1999, a total of 259,500 options were granted.

     In the aggregate, 3,150,000 shares of Westcorp Common Stock may be the subject of options granted under the 1991 Stock Option Plan. However, the number of shares subject to options granted under such plan (and the exercise prices for the options) are subject to adjustment in the event of any change in the outstanding shares of Westcorp as a result of stock dividends, stock splits or conversions of shares. If any option expires or terminates without having been exercised in full, the unpurchased shares become available again for purposes of future incentive and non-qualified stock options to be granted under the 1991 Stock Option Plan.

WFS STOCK OPTION PLAN

     In 1996, WFS adopted the WFS 1996 Stock Option Plan ("WFS Plan"). In the aggregate, 550,000 shares of Common Stock were the subject of options which may be granted pursuant to the WFS Plan. In 1997, the WFS Plan was amended to increase WFS shares subject to the WFS Plan to 1,100,000. Certain options granted under the WFS Plan are intended to qualify as "incentive stock options" within the meaning of the Code with other options to be "non-qualified" options; options may also be granted under the WFS Plan that are not intended to qualify as "incentive" stock options. Options may be granted under the WFS Plan to associates and directors of WFS. Options may be granted under the WFS Plan to any WFS optionee who, in the opinion of the Compensation Committee, is or gives promise of becoming of exceptional importance to WFS because of experience and ability. The Compensation Committee has the discretion to determine the amounts and times of exercise of options. In 1999, there were no options granted.

WESTCORP EMPLOYEE STOCK OWNERSHIP AND SALARY SAVINGS PLAN

     The Westcorp Employee Stock Ownership Plan (the "Original ESOP") was adopted originally in 1975. The Original ESOP was restated in 1985, and a determination letter was issued by the

Internal Revenue Service in 1986 stating that the Original ESOP was a qualified plan under Section 401(a) of the Code. The first amendment to the restated plan was adopted in 1986. Westcorp's Employee Salary Savings Plan (the "Savings Plan") was adopted originally in 1982. It subsequently was amended and restated in 1985. The Internal Revenue Service determined that the Savings Plan was a qualified plan under Section 401(a) of the Code and met the requirements of
Section 401(k) of the Code. The first amendment to the restated Savings Plan was adopted in 1986. Effective January 1, 1990, the Savings Plan and the Original ESOP were consolidated into the Westcorp Employee Stock Ownership and Salary Savings Plan (the "Plan"). The Plan was restated in 1997 and the first amendment to the restated Plan was in 1998. Three additional amendments were adopted in 1999. The Westcorp Salary Savings Plan allows the employee to make tax-deferred contributions into this Plan. The Employee Stock Ownership Plan ("ESOP") is an employer discretionary plan that makes contributions to the employee account in the Plan based on profitability of the Company.

     The Plan is administered by a Committee which is appointed by the Board of Directors and consists of at least three members. All associates of the Bank and its subsidiaries are eligible to participate in the Plan after satisfaction of minimum service and age requirements. Each year Westcorp may, in its discretion, make an ESOP contribution to the Plan. Each participant is credited with one "unit" for each $100 in earnings paid to such participant by the employer in that year, and an additional "unit" for each full year of service to the employer. If Westcorp makes an ESOP contribution, it is allocated to each participant's ESOP Contribution Account (as defined in the Plan) in the same proportion as that participant's "units" bear to the total number of "units" credited to all participants for that year. Eligible associates may also elect to contribute from 1.0% to 10.0% of their earnings to a Salary Savings Contribution Account (as defined in the Plan). Each year Westcorp makes a matching employer contribution which is allocated to the Matching Contribution Account (as defined in the Plan) for each participant that makes a Salary Savings contribution for such year. When Westcorp makes a matching employer contribution, it is allocated to the Matching Contribution Account in the same proportion that each associate's contribution of up to 6.0% of earnings bears to the total of all contributions of up to 6.0% of earnings. Westcorp's annual contribution to a participant's ESOP Contribution Account and Matching Employer Contribution Account, and a participant's contribution to such participant's Salary Savings Contribution Account, may not exceed in the aggregate the lesser of 25.0% of such participant's annual compensation or one-fourth of the dollar limitation established under Section 415(b)(1)(A) of the Code.

     Westcorp's contributions to a participant's ESOP Contribution Account are invested in Westcorp common stock or approved investments at the direction of the Plan administrator. Each participant who has completed ten years of service and has attained the age of 55 may also direct the Plan administrator to diversify the investments allocated to such participant's ESOP Contribution Account. A participant's contributions to his or her Salary Savings Contribution Account are invested by the Plan administrator in fixed income, stock or other permitted investment alternatives selected by the participant. The Plan administrator selects the investment alternatives for the amount contributed by the employer to the Matching Employer Contribution Account. Interest, earnings, dividends, gains and losses are allocated to each participant's ESOP Contribution Account, Salary Savings Contribution Account and Matching Employer Contribution Account, as the case may be, in the proportion such account bears to the total accounts of all participants in that investment alternative. Shares of Westcorp common stock allocated to any of a participant's accounts are voted in accordance with the proxy of such participant. Each participant is also entitled to direct the Plan administrator regarding the exercise of rights, other than voting rights, arising in connection with shares of Westcorp common stock allocated to such participant's accounts.

     Participants have a 100% non-forfeitable interest in the value of their Salary Savings Contribution Account at all times. The participant's interest in his or her ESOP Contribution Account and Employer Matching Contribution Account becomes 20.0% vested after the completion of three Plan years of service. A Plan year consists of 1,000 hours of service. An additional 20.0% becomes vested each following Plan year, until the participant completes 7 years of service and the participant's interests become fully vested.

     A participant is entitled to receive all benefits under the Plan, whether or not vested, upon death, permanent disability, or retirement upon attainment of at least age 65. Upon termination of employment for any other reason, participants will receive the full amount of their Salary Savings Contribution Account and the vested portions of their ESOP Contribution Account and Matching Employer Contribution Account.

     Westcorp funded a $6,974,554 ESOP Contribution and Salary Savings Matching Contribution for 1999.

                      REPORT OF THE COMPENSATION COMMITTEE

     WFS applies a consistent philosophy to compensation for all associates, including senior management. This philosophy is based on the premise that the achievements of WFS result from the coordinated efforts of all individuals working toward common objectives. Each member of the Compensation Committee is a non-associate director.

COMPENSATION PHILOSOPHY

     Under the supervision of the Compensation Committee of the Board of Directors, WFS has developed and implemented compensation policies, plans and programs which seek to enhance the profitability of WFS, and thus shareholder value, by aligning closely the financial interests of WFS's senior managers with those of its shareholder. The Compensation Committee endorses the belief that stock ownership by management and the granting of stock options to senior executives and key associates furthers that goal and fosters decision-making by its key associates with WFS's long-term safety and soundness in mind.

     The compensation plans and programs are structured to integrate pay with WFS's annual and long-term performance goals. The plans and programs are designed to recognize initiative and achievement and to assist WFS in attracting and retaining qualified executives. In furtherance of these goals, annual base salaries are generally set at competitive levels so that WFS relies to a large degree on annual incentive compensation to attract and retain corporate officers and other key associates with outstanding abilities and to motivate them to perform to the full extent of their abilities. For the longer term, incentive stock options are awarded by the holding company, the stock of which is publicly traded. Incentive compensation is variable and closely tied to corporate, business unit and individual performance in a manner that encourages a sharp and continuing focus on building profitability and shareholder value. As a result of the increased emphasis on tying executive compensation to corporate performance, in any particular year the total compensation of WFS's executives may be more or less than the executives of WFS's competitors, depending upon WFS's or the individual business unit's performance.

     In evaluating the performance and setting the incentive compensation of the Chief Executive Officer and other senior executives, the Compensation Committee takes into account their consistent commitment to long-term success of WFS through conservative management of certain business units and aggressive management of other business units as dictated by existing and anticipated market conditions. Certainly the Compensation Committee expects and rewards recognition by the Chief Executive Officer and senior executives of both adverse and advantageous market conditions for each of WFS's major businesses.

     At the beginning of each year, performance goals to determine annual incentive compensation are established for each business unit and for each executive. Financial goals include overall profitability, loan volume growth, operating earnings, loan delinquency levels, return on equity, return on assets, Community Reinvestment Act results, cost controls and productivity. The most weight is given to profitability as it relates to established goals. Management goals were established at the beginning of 1999 for those executives and managers who do not manage production units with direct financial goals. These goals are tied to the strategic goals of the organization and its overall profitability.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     In determining the Chief Executive Officer's compensation for 1999, the Compensation Committee discussed and considered all of the factors discussed above. The Compensation Committee also considered the factors stated above in arriving at the award of 1999 bonus compensation for Ms. Joy Schaefer as shown in the Summary Compensation table. The bonus compensation for 1999 reflects the achievement of management objectives, including improved financial performance, credit quality, efficiencies and productivity.

     The Committee established 2000 management objectives for the CEO.

STOCK OPTION GRANTS

     Westcorp, the holding company, uses stock options as long-term incentives and expects that it will continue to use this compensation alternative in the future. In 1991, Westcorp adopted, and the shareholders approved, the 1991 Stock Option Plan that made 3,150,000 shares of common stock of Westcorp available for such purposes. The 1991 Stock Option Plan is described above. The Westcorp Compensation Committee grants incentive stock options to associates of Westcorp and its subsidiaries and views such grants less as compensation and more as an incentive mechanism. (Certain grants of Westcorp stock options were made in 1999 to some executives as shown in the Summary Compensation Table, and to other key associates, and will also be disclosed in the Westcorp 10-K and Proxy Statement for its annual meeting to be held on May 23, 2000.)

OTHER COMPENSATION PLANS

     Other compensation benefits have from time to time been established for the benefit of senior executives and other managers and officers of WFS, each of which are discussed in the above materials. The results of these compensation plans on the most highly compensated executives are reflected in the Compensation Table.

POLICY REGARDING COMPLIANCE WITH I.R.C. SEC. 162(m)

     Section 162(m) of the Internal Revenue Code, as enacted by the Omnibus Budget Reconciliation Act of 1993, provides in general that, beginning in 1994, compensation paid to certain Executives of publicly held corporations will not be deductible for federal income tax purposes to the extent it exceeds $1,000,000 per year unless certain conditions are met. It is the present policy of the Compensation Committee that individual compensation shall not exceed the deductibility requirements of Internal Revenue Code, Section 162(m) and WFS intends to take the necessary steps to comply, but also reserves the right to enter into incentive and other compensation arrangements that do not so comply when it determines that the benefits to WFS outweigh the cost of the possible loss of federal income tax deductions.

                                          COMPENSATION COMMITTEE

                                          Stanley E. Foster, Chairman
                                          Bernard E. Fipp
                                          Duane A. Nelles

                         STOCK PRICE PERFORMANCE GRAPH

     Set forth below is a line graph depicting the yearly percentage change in the cumulative total shareholder return on the WFS's Common Stock against the cumulative total return of the S & P Small Cap 600 Index and a compiled peer group (NASDAQ Financial Index) for the period commencing August 9, 1995, (the date of initial registration of the Company's securities for public sale), for WFS's stock, and July 31, 1995, for the index, and ending December 31, 1999.

     The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporated this information by reference, and shall not otherwise be deemed filed under such Acts.

                COMPARISON OF 53 MONTH CUMULATIVE TOTAL RETURN*
              AMONG WFS FINANCIAL INC, THE S&P SMALLCAP 600 INDEX
                         AND THE NASDAQ FINANCIAL INDEX

                                                   WFS FINANCIAL INC.          S & P SMALLCAP 600           NASDAQ FINANCIAL
                                                   ------------------          ------------------           ----------------
8/9/95                                                     100                         100                         100
12/95                                                      107                         105                         117
12/96                                                      120                         128                         150
12/97                                                       68                         160                         229
12/98                                                       38                         165                         223
12/99                                                      128                         185                         220

                *$100 INVESTED ON 8/9/95 IN STOCK OR ON 7/31/95
                 IN INDEX--INCLUDING REINVESTMENT OF DIVIDENDS.
                      FISCAL YEAR ENDING DECEMBER 31, 1999

            SECURITY OWNERSHIP OF MANAGEMENT, DIRECTORS AND NOMINEES
                                      WFS

     The following table sets forth, as of December 31, 1999, certain security ownership information as to (a) the person who is beneficial owner of more than 5% of the outstanding shares of the Common Stock, (b) each Director and nominee of WFS, (c) each of the Named Executive Officers and (d) all Officers and Directors of WFS as a group. Management knows of no person in this group who owns more than 5% of the outstanding shares of Common Stock.
        ------------------------------------------------------------------------

                                                  SHARES OF COMMON
                                                    STOCK OF WFS
                                                 BENEFICIALLY OWNED
                                                       AS OF           PERCENT OF
NAME                                            DECEMBER 31, 1999(1)    CLASS(2)
---------------------------------------------------------------------------------
James R. Dowlan...............................         17,958(3)            --(4)
Bernard E. Fipp...............................          5,733(5)            --(4)
Stanley E. Foster.............................         31,000               --(4)
Duane A. Nelles...............................          8,833(6)            --(4)
Ernest S. Rady................................         31,796(7)            --(4)
Howard C. Reese...............................          5,370(8)            --(4)
Joy Schaefer..................................         36,997(9)            --(4)
Richard W. Stephan............................              0              N/A
Lee A. Whatcott...............................          5,435(10)           --(4)
Thomas Wolfe..................................         21,908(11)           --(4)
Directors and Officers as a Group (18
  persons)....................................        169,132               --(4)

--------------------------------------------------------------------------------
 (1) As of December 31, 1999, the Bank owns 86.8% of the WFS Common Stock and Westcorp owned 100% of the Common Stock of the Bank; therefore, such indirect ownership of Management, Directors and nominees through their ownership of Westcorp Common Stock is set forth separately in the chart below.

 (2) The percentages are calculated on the basis of the number of shares outstanding, plus the number of shares which such person or group has a present right to acquire pursuant to the exercise of stock options within 60 days of December 31, 1999. All shares are Common Stock.

 (3) Includes beneficial ownership of 16,958 shares which may be acquired within 60 days of December 31, 1999, pursuant to stock options awarded under stock option plans.

 (4) Less than 5%.

 (5) Includes beneficial ownership of 5,533 shares which may be acquired within 60 days of December 31, 1999, pursuant to stock options awarded under stock option plans.

 (6) Includes beneficial ownership of 5,533 shares which may be acquired within 60 days of December 31, 1999, pursuant to stock options awarded under stock option plans.

 (7) Includes beneficial ownership of 15,898 shares which may be acquired within 60 days of December 31, 1999, pursuant to stock options awarded under stock option plans.

 (8) Includes beneficial ownership of 5,370 shares which may be acquired within 60 days of December 31, 1999, pursuant to stock options awarded under stock option plans.

 (9) Includes beneficial ownership of 26,297 shares which may be acquired within 60 days of December 31, 1999, pursuant to stock options awarded under stock option plans.

(10) Includes beneficial ownership of 2,935 shares which may be acquired within 60 days of December 31, 1999, pursuant to stock options awarded under stock option plans.

(11) Includes beneficial ownership of 3,641 shares which may be acquired within 60 days of December 31, 1999, pursuant to stock options awarded under stock option plans.

            SECURITY OWNERSHIP OF MANAGEMENT, DIRECTORS AND NOMINEES
                                    WESTCORP

     The Bank, as of December 31, 1999, owned 86.8% of the shares of WFS's Common Stock. Under California law, the Bank will, therefore, be able, acting alone, to elect the entire Board of Directors of WFS and to control the vote on matters submitted to a vote of WFS's stockholders, including extraordinary corporate transactions. The Bank is wholly-owned by Westcorp and Mr. Rady controls approximately 66% of Westcorp. The following table reflects the ownership of Westcorp stock as of December 31, 1999, by the Named Executive Officers and the Directors and Executive Officers as a group.
        ------------------------------------------------------------------------

                                                    SHARES OF COMMON
                                                   STOCK OF WESTCORP
                                                   BENEFICIALLY OWNED
                                                         AS OF          PERCENT OF
NAME                                               DECEMBER 31, 1999     CLASS(1)
----------------------------------------------------------------------------------
James R. Dowlan..................................          24,568(2)         --(3)
Bernard E. Fipp..................................               0           N/A
Stanley E. Foster................................         186,833(4)         --(3)
Duane A. Nelles..................................           2,205            --(3)
Ernest S. Rady...................................      17,752,054(5)       66.7%
Howard C. Reese..................................          52,596(6)         --(3)
Joy Schaefer.....................................          36,156(7)         --(3)
Richard W. Stephan...............................          22,596(8)
Lee A. Whatcott..................................          28,507(9)         --(3)
Thomas Wolfe.....................................           5,223            --(3)
Directors and Officers as a Group (18 persons)...      18,145,035          68.2%

--------------------------------------------------------------------------------
(1) The percentages are calculated on the basis of the number of shares outstanding, plus the number of shares which such person or group has a present right to acquire pursuant to the exercise of stock options within 60 days of December 31, 1999. All shares are Common Stock.

(2) Consists of beneficial ownership of 6,619 shares which may be acquired within 60 days of December 31, 1999, pursuant to stock options awarded under Stock Option Plans.

(3) Less than 5%.

(4) Includes beneficial ownership of 2,007 shares which may be acquired within 60 days of December 31, 1999, pursuant to stock options awarded under Stock Option Plans.

(5) Includes beneficial ownership of 19,460 shares which may be acquired within 60 days of December 31, 1999, pursuant to stock options awarded under Stock Option Plans plus ESOP/401K shares as of December 31, 1999. Mr. Rady disclaims beneficial ownership of 36,013 shares owned by the DHM Trust #2.

(6) Consists of beneficial ownership of 827 shares which may be acquired within 60 days of December 31, 1999, pursuant to stock options awarded under Stock Option Plans plus ESOP/401K shares as of December 31, 1999.

(7) Includes beneficial ownership of 19,203 shares which may be acquired within 60 days of December 31, 1999, pursuant to stock options awarded under Stock Option Plans plus ESOP/401K shares as of December 31, 1999.

(8) Includes beneficial ownership of 9,317 shares which may be acquired within 60 days of December 31, 1999, pursuant to stock options awarded under Stock Option Plans plus ESOP/401K shares as of December 31, 1999.

(9) Includes beneficial ownership of 13,425 shares which may be acquired within 60 days of December 31, 1999, pursuant to stock options awarded under Stock Option Plans plus ESOP/401K shares as of December 31, 1999.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires WFS's executive officers and directors, and persons who own more than ten percent of a registered class of the WFS's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten percent shareholders are required by regulations of the Securities and Exchange commission to furnish WFS copies of all Section 16(a) forms they file.

     Based solely on WFS's review of copies of such reports furnished to WFS or written representations that no other reports were required, WFS believes that, during the 1999 fiscal year, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with except Director Howard Reese, Lee Whatcott, Senior Executive Vice President, and Western Financial Bank filed late Form 4's on stock transactions during 1999.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                             WHO ARE NOT MANAGEMENT

     As of March 23, 2000, no person or group other than the Bank was known to WFS to have owned beneficially more than 5% of the outstanding shares of WFS's Common Stock.

               SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

     Shareholders who wish to present proposals for action at the 2001 Annual Meeting should submit their proposals in writing and in conformance with the bylaws to the Secretary of WFS at the address set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no fewer than 30 days, nor more than 60 days, prior to the date of the scheduled Annual Meeting for inclusion in next year's Proxy Statement and proxy card. The scheduled date of the Annual Meeting may be obtained from the Secretary after January 1, 2001.

                         ANNUAL REPORT TO SHAREHOLDERS

     WFS's Annual Report to Shareholders for the year ended December 31, 1999, including audited consolidated financial statements, has been mailed to the shareholders, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

                                 OTHER MATTERS

     The Management of WFS does not know of any other matters which are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgments.

                           ANNUAL REPORT ON FORM 10-K

     A copy of WFS's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (exclusive of Exhibits), is included in the Annual Report; an additional copy will be furnished without charge to any person from whom the accompanying proxy is solicited upon written request to Guy Du Bose, Esq., WFS Financial Inc, 23 Pasteur, Irvine, California 92618. If Exhibit copies are requested, a copying charge of $.20 per page will be made

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Guy Du Bose
                                          Secretary

Irvine, California
March 28, 2000

     SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

REVOCABLE PROXY



                               WFS FINANCIAL INC
                                   23 PASTEUR
                            IRVINE, CALIFORNIA 92618

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF THE SHAREHOLDERS OF WFS FINANCIAL INC ON MAY 23, 2000.


The undersigned appoints Ernest S. Rady (and in his absence or inability to serve, Joy Schaefer as alternate proxy) with the power to appoint his substitute, as proxy and hereby authorizes him and his alternate to represent and to vote all of the shares of Common Stock held of record by and standing in the name of the undersigned on March 27, 2000, at the Annual Meeting of Shareholders of WFS FINANCIAL INC, to be held May 23, 2000, or any adjournment thereof, in accordance with the instructions below and IN FAVOR OF ANY PROPOSAL AS TO WHICH NO INSTRUCTION IS INDICATED.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF WFS FINANCIAL AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY BEING PRESENT AT THE ANNUAL MEETING AND ELECTING TO VOTE IN PERSON.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                          (PROXY CONTINUED ON REVERSE)

--------------------------------------------------------------------------------
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

                                                          Please mark your votes
                                                          as indicated in this
                                                          example. [X]

                                                    WITHHOLD        WITHHOLD
                                                    AUTHORITY       AUTHORITY
                                                   to vote for   to vote for any
                                                   all nominees     individual
                                            FOR    listed below      nominee

1. ELECTION OF DIRECTORS
   Nominees:  Bernard E. Fipp               [ ]        [ ]             [ ]
              Stanley E. Foster and
              Duane A. Nelles to serve as
              Class II Directors of WFS
              Financial Inc

   WITHHOLD AUTHORITY to vote for any
   INDIVIDUAL nominee. Write name of
   such nominee below.

    __________________________________      FOR      AGAINST         ABSTAIN

2. RATIFICATION OF THE APPOINTMENT OF       [ ]        [ ]             [ ]
   ERNST & YOUNG LLP, AS THE
   INDEPENDENT PUBLIC ACCOUNTANTS OF
   WFS FINANCIAL INC FOR FISCAL YEAR 2000.

3. OTHER BUSINESS. In accordance with the recommendation of WFS Financial's Board of Directors, the Proxy is authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof.

                                                                    YES    NO
                                    I expect to attend the Meeting. [ ]    [ ]

                                    Number of Shares Owned: ___________

Signature(s): ________________________________________________  Date ___________

Please date this Proxy and sign your name exactly as it appears on your stock certificate(s). When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give the full title as such. If a corporation, please sign in full corporate name by President or other authorized Officer. If a partnership, please sign in partnership name by authorized person.


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